Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of                        07/15/98
Collection Period ending 06/30/98

A.   Original Deal Parameter Inputs
----------------------------------------------------------------------------
(A)  Closing Date of the Transaction                                12/23/97
(B)  Initial Pool Balance                                    $132,290,934.46
(C)  Initial Class A-1 Note Balance                           $20,000,000.00
(D)  Initial Class A-2 Note Balance                           $31,000,000.00
(E)  Initial Class A-3 Note Balance                           $29,000,000.00
(F)  Initial Class A-4 Note Balance                           $16,192,000.00
(G)  Initial Certificate Balance                              $36,098,934.46
(H)  Class A-1 Rate                                                 5.85625%
     Class A-2 Rate                                                 6.19000%
(J)  Class A-3 Rate                                                 6.22000%
(K)  Class A-4 Rate                                                 6.26000%
(L)  Pass-Through Rate                                              6.26000%
(M)  Servicing Fee Rate                                                2.50%
(N)  Security Insurer's Premium                                        0.45%
(O)  Trust Collateral Agent Rate                                       0.02%
(P)  Original Weighted Average Coupon (WAC)                           18.58%
(Q)  Original Weighted Average Remaining Term (WAM)                       46
(R)  Number of Contracts                                              11,438
(S)  Spread Account
     (i)    Spread Account Initial Deposit Percentage                  4.00%
     (ii)   Spread Account Initial Deposit in Cash             $5,679,452.00

B.   Inputs from Previous Monthly Servicer Reports
----------------------------------------------------------------------------
(A)  Trust Receivables

        (i) Pool Balance                                     $108,778,801.27
       (ii) Pool Factor                                            0.8222695

(B)  Class A-1 Notes

        (i) Pool Balance                                       $2,953,703.43
       (ii) Pool Factor                                            0.1476852

(C)  Class A-2 Notes

        (i) Pool Balance                                      $31,000,000.00
       (ii) Pool Factor                                            1.0000000

(D)  Class A-3 Notes

        (i) Pool Balance                                      $29,000,000.00
       (ii) Pool Factor                                            1.0000000

(E)  Class A-4 Notes

        (i) Pool Balance                                      $16,192,000.00
       (ii) Pool Factor                                            1.0000000

(F)  Certificates

        (i) Pool Balance                                      $31,196,648.19
       (ii) Pool Factor                                            0.8641986

(G)  Carryover Shortfall

        (i) Class A-1 Interest Carryover Shortfall                     $0.00
       (ii) Class A-1 Principal Carryover Shortfall                    $0.00
      (iii) Class A-2 Interest Carryover Shortfall                     $0.00
       (iv) Class A-2 Principal Carryover Shortfall                    $0.00
        (v) Class A-3 Interest Carryover Shortfall                     $0.00
       (vi) Class A-3 Principal Carryover Shortfall                    $0.00
      (vii) Class A-4 Interest Carryover Shortfall                     $0.00
     (viii) Class A-4 Principal Carryover Shortfall                    $0.00
       (ix) Certificate Interest Carryover Shortfall                   $0.00
        (x) Certificate Principal Carryover Shortfall          $1,563,550.35

(H)  Spread Account Balance                                   $10,877,880.13
(I)  Unpaid Balance of Prior Draws Owed to Surety Provider
(J)  Delinquency Ratio Test
        (i) Second Preceding Monthly Period                            5.40%
       (ii) Preceding Monthly Period                                   6.18%

(K)  Default Rate Test

        (i) Second Preceding Monthly Period                           13.24%
       (ii) Preceding Monthly Period                                  14.15%

(L)  Net Loss Rate Test

        (i) Second Preceding Monthly Period                            6.79%
       (ii) Preceding Monthly Period                                   6.71%

(M)  Weighted Average Coupon of Remaining Portfolio (WAC)             18.60%
(N)  Weighted Average Remaining Term of Remaining Portfolio
     (WAM)                                                             41.96
(O)  Number of Contracts                                              10,302

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of                        07/15/98
Collection Period ending 06/30/98

C.   Inputs from the System

----------------------------------------------------------------------------
(A)  Trust Receivables

        (i) Principal Payments Received                        $3,340,968.04
       (ii) Interest Payments Received                         $1,693,914.54
      (iii) Cram Down Losses                                      $24,765.66
       (iv) Late Fees                                             $14,359.94
        (v) Mandatory Redemption                                       $0.00
       (vi) Other Fees                                            $13,463.62
      (vii) Other  Funds Collected                                $19,333.04

(B)  Liquidated Receivables

        (i) Principal Balance of Liquidated Receivables        $1,082,295.03
       (ii) Interest Due and Unpaid on the Liquidated
            Receivables                                                 0.00
      (iii) Number of Liquidated Receivables                             113

(C)  Liquidation Proceeds

        (i) Allocated to Interest                                ($36,632.86)
       (ii) Allocated to Principal                               $292,515.63
      (iii) Allocated to Fees                                     $13,897.70

(D)  Recoveries

        (i) Allocated to Principal and Interest                  $218,607.32
       (ii) Allocated to Fees                                      $4,387.65

(E)  Purchased Receivables

        (i) Principal Portion of the Purchase Amount             $455,678.06
       (ii) Interest Portion of the Purchase Amount                   $77.31
      (iii) Number of Purchased Receivables                               54

(F)  Adjustment to Prior Month Certificate                             $0.00

(G)  Floating Rate Interest Accrual Period                                30

(H)  Fixed Rate Interest Accrual Period                                   30

(I)  Weighted Average Coupon of Remaining Portfolio (WAC)             18.60%

(J)  Weighted Average Remaining Maturity of
     Remaining Portfolio (WAM)                                         41.11

(K)  Remaining Number of Contracts                                     9,968

(L)  Defaulted Receivables

        (i) Principal Amount of Defaulted Receivables            $930,164.16
       (ii) Number of Defaulted Receivables                               81

(M)  31 Days or More Delinquent Purchased Receivables                  $0.00

(N)  Delinquent Receivables                        Contracts      Amount
                                                   -------------------------
        (i) 30-59 Days Delinquent                      485     $5,596,022.51
       (ii) 60-89 Days Delinquent                      171     $1,930,313.20
      (iii) 90 Days or More Delinquent                   0             $0.00

(O)  Owner Trustee and Indenture Trustee Fee
     not Paid by Servicer **                                         $208.33

(P)  Occurrence of an Event of Default                                    NO
(Q)  Occurrence of an Insurance Event of Default                          NO
(R)  Principal Balance of Loans Extended During the Period     $1,085,461.20
(S)  Number of Accounts Extended During the Period                        88

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of                        07/15/98
Collection Period ending 06/30/98

I.   Total Distribution Amount

----------------------------------------------------------------------------
(A)  Regular Principal Distribution Amount                     $5,196,222.42
(B)  Realized Losses                                           $1,107,060.69
(C)  Interest Distribution Amount                              $1,875,966.31
(D)  Fees Collected                                               $65,441.95
(E)  Investment Earnings on Collection Account                    $16,325.52
(F)  Total Distribution Amount                                 $6,046,895.51

II.  Draw on Credit Enhancements

----------------------------------------------------------------------------
(A)  Withdrawals from Spread Account                           $2,116,968.55
(B)  Draw on the Insurance Policy                                      $0.00
(C)  Total Draw on Credit Enhancement                          $2,116,968.55

III. Monthly Distributions & Direction to Trustee

----------------------------------------------------------------------------
(A)  Servicing Fees                                              $289,056.93
        Base Servicing Fee                       $226,622.50
        Supplemental Servicing Fee                $62,434.43
(B)  Fees Paid to Trust Collateral Agent                            1,812.98
(C)  Fees Paid to Owner Trustee                                      $208.33
(D)  Class A-1 Interest Distributable Amount                      $14,414.69
(E)  Class A-2 Interest Distributable Amount                     $159,908.33
(F)  Class A-3 Interest Distributable Amount                     $150,316.67
(G)  Class A-4 Interest Distributable Amount                      $84,468.27
(H)  Class A-1 Monthly Principal Distributable Amount:         $2,953,703.43
(I)  Class A-2 Monthly Principal Distributable Amount:           $813,557.82
(J)  Class A-3 Monthly Principal Distributable Amount:                 $0.00
(K)  Class A-4 Monthly Principal Distributable Amount:                 $0.00
(L)  Certificateholders' Interest Distributable Amount:          $162,742.51
(M)  Certificateholders' Principal Distributable Amount        $1,954,226.04
(N)  Monthly Security Insurer's Premium                           $28,266.92
(O)  Monthly Security Insurer's Premium Supplement                     $0.00
(P)  Unreimbursed prior draws on the Insurance Policy                  $0.00
(Q)  Deposits into the Spread Account                          $1,551,181.14
(R)  Withdrawls from the Spread Account                        $2,116,968.55
(S)  All remaining amount to the Collateral Agent                      $0.00

IV.  Carryover Shortfall Accounts

----------------------------------------------------------------------------
                                                        BOP              EOP

(A)  Class A-1 Interest Carryover Shortfall            $0.00           $0.00
(B)  Class A-1 Principal Carryover Shortfall           $0.00           $0.00
(C)  Class A-2 Interest Carryover Shortfall            $0.00           $0.00
(D)  Class A-2 Principal Carryover Shortfall           $0.00           $0.00
(E)  Class A-3 Interest Carryover Shortfall            $0.00           $0.00
(F)  Class A-3 Principal Carryover Shortfall           $0.00           $0.00
(G)  Class A-4 Interest Carryover Shortfall            $0.00           $0.00
(H)  Class A-4 Principal Carryover Shortfall           $0.00           $0.00
(I)  Certificate Interest Carryover Shortfall          $0.00           $0.00
(J)  Certificate Principal Carryover Shortfall $1,563,550.35   $1,038,285.48

V.   Pool Balance and Portfolio Information

----------------------------------------------------------------------------
                                                      BOP            EOP

(A)  Pool Balance                            $108,778,801.27 $103,582,578.85
(B)  Pool Factor                                   0.8222695       0.7829908
(C)  Balance of the Class A-1 Notes            $2,953,703.43           $0.00
(D)  Note Pool Factor of Class A-1 Notes           0.1476852       0.0000000
(E)  Balance of the Class A-2 Notes           $31,000,000.00  $30,186,442.18
(F)  Note Pool Factor of Class A-2 Notes           1.0000000       0.9737562
(G)  Balance of the Class A-3 Notes           $29,000,000.00  $29,000,000.00
(H)  Note Pool Factor of Class A-3 Notes           1.0000000       1.0000000
(I)  Balance of the Class A-4 Notes           $16,192,000.00  $16,192,000.00
(J)  Note Pool Factor of Class A-4 Notes           1.0000000       1.0000000
(K)  Certificate Balance                      $31,196,648.19  $29,242,422.15
(L)  Certificate Pool Factor                       0.8641986       0.8100633


     Wilmington Trust fee of $2,500 annually
     * Used 10% in calculation s/b 27.5% - corrected on 01/23/98

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of                        07/15/98
Collection Period ending 06/30/98

VI.  Spread Account Information

----------------------------------------------------------------------------
(A)  Beginning Balance                                        $10,877,880.13
(B)  Required Spread Account Balance (Requisite Amount)       $10,358,257.89
(C)  Deposit into Spread Account                               $1,551,181.14
(D)  Investment Earnings on Spread Account                        $46,165.17
(E)  Spread Account Released to Collection Account             $2,116,968.55
(F)  Spread Account Released to Depositor                              $0.00
(G)  Ending Balance                                           $10,358,257.89

VII. Unreimbursed Draws on the Insurance Policy

----------------------------------------------------------------------------
(A) Beginning Balance                                                  $0.00
(B) Reimbursement of Prior Draws                                       $0.00
(C) Current Unpaid Insurance Premium                                   $0.00
(D) Additional Draws on the Insurance Policy                           $0.00
(E) Ending Balance                                                     $0.00

VIII.Portfolio Performance Tests

----------------------------------------------------------------------------
(A)  Delinquency Ratio

        (i) Second Preceding Monthly Period                            5.40%
       (ii) Preceding Monthly Period                                   6.18%
      (iii) Current Monthly Period                                     7.27%
       (iv) 3 Month Rolling Average                                    6.28%
        (v) Delinquency Trigger Indicator (12%)  (15%) INS                NO

(B)  Default Rate

        (i) Second Preceding Monthly Period                           13.24%
       (ii) Preceding Monthly Period                                  14.15%
      (iii) Current Monthly Period                                    10.51%
       (iv) 3 Month Rolling Average                                   12.63%
        (v) Default Trigger Indicator (25.50%) (32.50%) INS               NO

(C)  Net Loss Rate

        (i) Second Preceding Monthly Period                            6.79%
       (ii) Preceding Monthly Period                                   6.71%
      (iii) Current Monthly Period                                    10.04%
       (iv) 3 Month Rolling Average                                    7.85%
        (v) Net Loss Trigger Indicator (13.50%) (17%) INS                 NO

(D)  Trigger Event as of prior Determination Date cured
     as of this Determination Date                                       N/A

IX.  Other Information

----------------------------------------------------------------------------
(A)  Servicing Fee due but unpaid                                      $0.00
(B)  Aggregate Realized Losses for the second Preceding
     Period                                                            $0.00
(C)  Deficiency Claim determined                                          NO
(D)  Listing of Warranty Receivables and Administrative
     Receivables                                                         N/A
(E)  Listing of Receivables which became Liquidated           under separate
     Receivables                                                       cover
(F)  Listing of Receivables which Paid in Full                         under
                                                              separate cover

Date:  07/09/98
LSI FINANCIAL GROUP, as Subservicer

/s/Teresa Lamb              VP
------------------------------------
    Officer               Title

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of               07/15/98
Collection Period ending 06/30/98

Distribution Date                                                    07/15/98

(1)  The amount of the distribution allocable to interest
     on the Class A-1 Notes (Per $1,000 of initial principal
     amount of Class A-1 Notes):                                        $0.72

(2)  The amount of the Noteholders' Interest Carryover
     Shortfall allocable to the Class A-1 Notes (Per $1,000
     of initial principal amount of Class A-1 Notes):                   $0.00

(3)  The amount of the distribution allocable to interest
     on the Class A-2 Notes (Per $1,000 of initial principal
     amount of Class A-2 Notes):                                        $5.16

(4)  The amount of the Noteholders' Interest Carryover
     Shortfall allocable to the Class A-2 Notes (Per $1,000
     of initial principal amount of Class A-2 Notes):                   $0.00

(5)  The amount of the distribution allocable to principal
     of the Class A-1 Notes (Per $1,000 of initial principal
     amount of Class A-1 Notes):                                      $147.69

(6)  The amount of the Noteholders' Principal Carryover
     Shortfall allocable to the Class A-1 Notes (Per $1,000
     of initial principal amount of Class A-1 Notes):                   $0.00

(7)  The amount of the distribution allocable to principal
     of the Class A-2 Notes (Per $1,000 of initial principal
     amount of Class A-2 Notes):                                       $26.24

(8)  The amount of the Noteholders' Principal Carryover
     Shortfall allocable to the Class A-2 Notes (Per $1,000
     of initial principal amount of Class A-2 Notes):                  $0.00

(9)  The amount of the distribution allocable to interest on the Certificates (Per $1,000 of initial principal
     amount of Certificates):                                          $4.51

(10) The amount of the Certificateholders' Interest
     Carryover Shortfall (Per $1,000 of initial principal
     amount of Certificates):                                          $0.00

(11) The amount of the distribution allocable to principal
     of the Certificates (Per $1,000 of initial principal
     amount of Certificates):                                         $54.14

(12) The amount of the Certificateholders' Principal
     Carryover Shortfall (Per $1,000 of initial principal
     amount of Certificates):                                         $35.51

(13) The amount, if any, of the distribution payable
     pursuant to a claim under the Policy (Per $1,000 of
     initial principal amount of Notes & Certificates):                $0.00

(14) The aggregate outstanding principal balance of Class
     A-1 Notes after giving effect to all payments reported
     under (3) above on such date:                                     $0.00

(15) The aggregate outstanding principal balance of Class
     A-2 Notes after giving effect to all payments reported
     under (4) above on such date:                            $30,186,442.18

(16) The aggregate outstanding principal balance of Class
     A-3 Notes after giving effect to all payments reported
     under (4) above on such date:                            $29,000,000.00

(17) The aggregate outstanding principal balance of Class
     A-4 Notes after giving effect to all payments reported
     under (4) above on such date:                            $16,192,000.00

(16) The aggregate outstanding principal balance of
     Certificates after giving effect to all payments
     reported under (6) above on such date:                   $29,242,422.15

(17) The Note Pool Factor for the Class A-1 Notes after
     giving effect to all payments reported under (3) above
     on such date:                                                 0.0000000

(19) The Note Pool Factor for the Class A-2 Notes after
     giving effect to all payments reported under (4) above
     on such date:                                                 0.9737562

(20) The Note Pool Factor for the Class A-3 Notes after
     giving effect to all payments reported under (4) above
     on such date:                                                 1.0000000

(21) The Note Pool Factor for the Class A-4 Notes after
     giving effect to all payments reported under (4) above
     on such date:                                                 1.0000000

(22) The Certificates Pool Factor for the Certificates after giving effect to all payments reported under (6) above
     on such date:                                                 0.8100633

(23) The Pool Balance as of the close of business on the
     last day of the related Collection Period:              $103,582,578.85

(24) The Pool Factor as of the close of business on the last
     day of the related Collection Period:                         0.7829908

(25) The amount of the Servicing Fee and the amount of any
     fees paid to the Owner Trustee or the Indenture Trustee
     from monies on deposit in the Collection Account:           $289,265.26

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of                        07/15/98
Collection Period ending 06/30/98

(26) The amount of the Servicing Fee paid and/or due but
     unpaid (Per $1,000 of initial Pool Balance):                      $2.19

(27) The amount of any deposit to the Spread Account:          $1,551,181.14

(28) The amount and application of any funds withdrawn from
     the Spread Account:                                       $2,116,968.55

(29) The amount on deposit in the Spread account (Cash &
     Receivables) after giving effect to all distributions
     to and withdrawals from the Spread Account on such
     date:                                                    $10,358,257.89

(30) The amount of aggregate Realized Losses, if any, for
     the related Collection Period:                            $1,107,060.69

(31) The amount of Cram Down Losses, if any, for the related
     Collection Period:                                           $24,765.66

(32) The aggregate principal balance of all Receivables that became Liquidated Receivables during the related
     Collection Period:                                        $1,082,295.03

(33) The aggregate principal balance of all Receivables that became Purchased Receivables during the related
     Collection Period:                                          $455,678.06

(34) The aggregate Purchase Amounts for Receivables, if any, that were purchased during or with respect to such
     Collection Period:                                          $455,755.37

(35) The aggregate principal balance of Receivables that are
     31 to 59 days delinquent:                                 $5,596,022.51

(36) The aggregate principal balance of Receivables that are
     60 to 89 days delinquent:                                 $1,930,313.20

(37) The aggregate principal balance of Receivables that are
     90 days or more delinquent:                                       $0.00

(38) The Class A-1 Notes Interest Carryover Shortfall
     Balance, if any, after giving effect to payments on
     such Distribution Date:                                           $0.00

(39) Change in the Class A-1 Notes Interest Carryover
     Shortfall Balance, if any, after giving effect to
     payment on such Distribution Date:                                $0.00

(40) The Class A-1 Notes Principal Carryover Shortfall
     Balance, if any, after giving effect to payments on
     such Distribution Date:                                           $0.00

(41) Change in the Class A-1 Notes Principal Carryover
     Shortfall Balance, if any, after giving effect to
     payment on such Distribution Date:                                $0.00

(42) The Class A-2 Notes Interest Carryover Shortfall
     Balance, if any, after giving effect to payments on
     such Distribution Date:                                           $0.00

(43) Change in the Class A-2 Notes Interest Carryover
     Shortfall Balance, if any, after giving effect to
     payment on such Distribution Date:                                $0.00

(44) The Class A-2 Notes Principal Carryover Shortfall
     Balance, if any, after giving effect to payments on
     such Distribution Date:                                           $0.00

(45) Change in the Class A-2 Notes Principal Carryover
     Shortfall Balance, if any, after giving effect to
     payment on such Distribution Date:                                $0.00

(46) The Class A-3 Notes Interest Carryover Shortfall
     Balance, if any, after giving effect to payments on
     such Distribution Date:                                           $0.00

(47) Change in the Class A-3 Notes Interest Carryover
     Shortfall Balance, if any, after giving effect to
     payment on such Distribution Date:                                $0.00

(48) The Class A-3 Notes Principal Carryover Shortfall
     Balance, if any, after giving effect to payments on
     such Distribution Date:                                           $0.00

(49) Change in the Class A-3 Notes Principal Carryover
     Shortfall Balance, if any, after giving effect to
     payment on such Distribution Date:                                $0.00

(50) The Class A-4 Notes Interest Carryover Shortfall
     Balance, if any, after giving effect to payments on
     such Distribution Date:                                           $0.00

(51) Change in the Class A-4 Notes Interest Carryover
     Shortfall Balance, if any, after giving effect to
     payment on such Distribution Date:                                $0.00

(52) The Class A-4 Notes Principal Carryover Shortfall
     Balance, if any, after giving effect to payments on
     such Distribution Date:                                           $0.00

(53) Change in the Class A-4 Notes Principal Carryover
     Shortfall Balance, if any, after giving effect to
     payment on such Distribution Date:                                $0.00

(54) The Certificates Interest Carryover Shortfall Balance,
     if any, after giving effect to payments on such
     Distribution Date:                                                $0.00

(55) Change in the Certificates Interest Carryover Shortfall
     Balance, if any, after giving effect to payment on such
     Distribution Date:                                                $0.00

(56) The Certificates Principal Carryover Shortfall Balance,
     if any, after giving effect to payments on such
     Distribution Date:                                        $1,038,285.48

(57) Change in the Certificates Principal Carryover
     Shortfall Balance, if any, after giving effect to
     payment on such Distribution Date:                          $525,264.87